EXHIBIT 10.62

                    ENTERPRISE FUNDING CORPORATION
                 c/o MERRILL LYNCH MONEY MARKETS, INC.
                 World Financial Center - South Tower
                          225 Liberty Street
                      New York, New York   10281


October 30, 1995

Mr. Peter Hong
Vice President & Treasurer
IMC-Agrico Company
2100 Sanders Road
Northbrook, Illinois 60062-6146

Dear Peter:

At your request, Enterprise Funding Corporation (the "Company") hereby agrees to amend the Transfer and Administration Agreement between the Company and IMC-Agrico Company dated as of October 31, 1994
(incorporating all amendments to date, the "Agreement") as follows:

 .In Section 1.1 of the Agreement, the definition of "Termination Date" shall be amended such that the reference to the date appearing in such definition shall be amended to read "October 31, 1996".

 .In Section 1.1 of the Agreement, the definition of "Maximum Net
 Investment" shall be amended such that the reference to "$75,000,000" shall be deleted and replaced with "$65,000,000."

The Transferor hereby represents and warrants that the representations and warranties of the Transferor set forth in Section 3.1 of the Agreement are true and correct as of the date hereof (except those representations and warranties set forth herein which specifically relate to an earlier date).

All other terms and conditions of the Agreement not amended by this letter agreement shall remain unchanged and in full force and effect. This letter agreement shall be effective as of the date hereof.

Please signify your concurrence with this amendment to the Agreement by signing the enclosed duplicate original of this letter and returning it to Michelle M. Heath, NationsBank, N.A. (Carolinas), NationsBank Corporate Center-10th Floor, 100 N. Tryon St., Charlotte, NC 28255.

Sincerely,

ENTERPRISE FUNDING CORPORATION


By:    THOMAS S. DUNSTAN
       -----------------
Name:  Thomas S. Dunstan
Title: Vice President



IMC-Agrico Company
October 30, 1995
Page Two



ACCEPTED AND AGREED THIS   27   OF,  OCTOBER  1995
                          -----      --------


IMC-AGRICO COMPANY
as Transferor and Collection Agent

By:  IMC-AGRICO MP, INC.
a general partner

By:    PETER HONG
       ------------
Name:  Peter Hong
Title: Treasurer